SUPPLEMENT TO THE PROSPECTUSES

OF

WELLS FARGO ADVANTAGE LARGE CAP STOCK FUNDS

For the Wells Fargo Advantage Large Cap Growth Fund

Effective immediately, the tables entitled “Annual Fund Operating Expenses” and “Example of Expenses” in the Fund’s prospectuses are amended as follows:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Administrator Class	Institutional Class	Investor Class
Management Fees	0.65%	0.65%	0.65%	0.65%	0.65%
Distribution (12b-1) Fees	0.00%	0.75%	0.00%	0.00%	0.00%
Other Expenses	0.60%	0.60%	0.44%	0.17%	0.67%
Total Annual Fund Operating Expenses	1.25%	2.00%	1.09%	0.82%	1.32%
Waiver of Fund Expenses	0.18%	0.18%	0.14%	0.07%	0.18%
Total Annual Fund Operating Expenses After Fee Waiver[1]	1.07%	1.82%	0.95%	0.75%	1.14%

1 The Adviser has committed through November 30, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.07% for Class A, 1.82% for Class C, 0.95% for Administrator Class, 0.75% for Institutional Class and 1.14% for Investor Class. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

	Assuming Redemption at End of Period
After:	Class A	Class C	Administrator Class	Institutional Class	Investor Class
1 Year	$678	$285	$97	$77	$116
3 Years	$932	$610	$333	$255	$401
5 Years	$1,206	$1,061	$587	$448	$706
10 Years	$1,984	$2,313	$1,316	$1,007	$1,575

Assuming No Redemption
After:	Class C
1 Year	$185
3 Years	$610
5 Years	$1,061
10 Years	$2,313

June 22, 2012                                                                                                  LCIT062/P104SP